Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of May 31, 2025 (Unaudited)

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.9% OF NET ASSETS

Australia 7.1%
BWP Trust	962,817	2,198,005
Charter Hall Group	172,612	2,023,773
Goodman Group	238,706	5,063,005
GPT Group	335,119	1,037,639
Ingenia Communities Group	226,070	833,754
Scentre Group	1,215,285	2,877,435
Vicinity Ltd.	3,764,649	5,979,040
		20,012,651

Belgium 1.9%
Montea NV	37,757	2,789,804
Warehouses De Pauw CVA	104,923	2,559,724
		5,349,528

Brazil 0.7%
Multiplan Empreendimentos Imobiliarios SA	408,976	1,922,069

Canada 2.2%
Chartwell Retirement Residences	66,063	895,859
Choice Properties Real Estate Investment Trust	154,876	1,689,433
Crombie Real Estate Investment Trust	86,798	936,699
H&R Real Estate Investment Trust	208,865	1,587,395
Primaris Real Estate Investment Trust	103,200	1,153,560
		6,262,946

Chile 0.2%
Plaza SA	284,260	618,897

China 2.1%
China Overseas Property Holdings Ltd.	3,140,000	2,087,938
China Resources Land Ltd.	786,000	2,546,054
Greentown China Holdings Ltd.	1,021,000	1,231,779
		5,865,771

France 2.8%
ARGAN SA	5,247	383,757
Covivio SA	93,085	5,585,075
Klepierre SA	38,928	1,523,936
Unibail-Rodamco-Westfield *	3,043	288,599
		7,781,367

Germany 0.2%
TAG Immobilien AG	31,016	524,304

Guernsey 1.2%
Sirius Real Estate Ltd.	2,712,557	3,492,604

SECURITY	NUMBER OF SHARES	VALUE ($)
Hong Kong 3.1%
CK Asset Holdings Ltd.	91,000	375,897
Hysan Development Co. Ltd.	348,000	571,783
Link REIT	545,200	2,885,326
Sun Hung Kai Properties Ltd.	448,500	4,817,638
		8,650,644

Indonesia 0.4%
Ciputra Development Tbk. PT	9,364,660	564,101
Pakuwon Jati Tbk. PT	20,082,900	492,499
		1,056,600

Ireland 0.3%
Glenveagh Properties PLC *	421,560	860,527

Japan 9.3%
Activia Properties, Inc.	620	495,084
Daiwa House Industry Co. Ltd.	63,500	2,140,962
Global One Real Estate Investment Corp.	894	772,473
Hulic Co. Ltd.	356,900	3,613,667
Hulic Reit, Inc.	1,295	1,360,445
Japan Real Estate Investment Corp.	210	170,504
Mitsubishi Estate Co. Ltd.	168,100	3,055,046
Mitsui Fudosan Co. Ltd.	185,600	1,777,581
NIPPON REIT Investment Corp.	5,990	3,603,127
Nomura Real Estate Master Fund, Inc.	658	660,722
Orix JREIT, Inc.	637	791,763
Sekisui House Reit, Inc.	7,317	3,919,036
Sumitomo Realty & Development Co. Ltd.	20,800	796,783
Tokyu Fudosan Holdings Corp.	188,400	1,372,682
Tokyu REIT, Inc.	1,196	1,535,782
		26,065,657

Luxembourg 1.4%
Aroundtown SA *	418,924	1,331,969
Grand City Properties SA *	200,904	2,551,242
		3,883,211

Malaysia 1.4%
Eco World Development Group Bhd.	3,584,400	1,598,718
Mah Sing Group Bhd.	5,962,500	1,426,729
SP Setia Bhd. Group	3,386,500	921,948
		3,947,395

Philippines 0.1%
Robinsons Land Corp. *	1,245,500	291,438

Singapore 2.1%
CapitaLand Ascendas REIT	272,000	558,203
CapitaLand Integrated Commercial Trust	661,900	1,072,126
Keppel DC REIT	739,900	1,255,127

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Mapletree Industrial Trust	1,409,000	2,107,496
UOL Group Ltd.	173,000	765,112
		5,758,064

Spain 0.3%
Merlin Properties Socimi SA	79,250	981,842

Sweden 1.3%
Fastighets AB Balder, B Shares *	241,468	1,693,048
Pandox AB	118,446	1,986,671
		3,679,719

United Arab Emirates 2.2%
Aldar Properties PJSC	243,395	550,230
Emaar Development PJSC	891,619	3,251,490
Emaar Properties PJSC	697,078	2,496,204
		6,297,924

United Kingdom 2.7%
Land Securities Group PLC	404,300	3,452,372
LondonMetric Property PLC	302,709	821,879
Tritax Big Box REIT PLC	440,980	873,767
Workspace Group PLC	413,788	2,324,846
		7,472,864

United States 55.9%
Alexander & Baldwin, Inc.	198,511	3,555,332
American Assets Trust, Inc.	196,775	3,923,694
American Homes 4 Rent, Class A	38,834	1,469,867
American Tower Corp.	3,734	801,503
Americold Realty Trust, Inc.	64,613	1,070,637
AvalonBay Communities, Inc.	23,478	4,854,546
Brixmor Property Group, Inc.	207,284	5,267,087
Broadstone Net Lease, Inc.	24,000	381,840
Camden Property Trust	12,057	1,416,577
COPT Defense Properties	117,823	3,234,241
CTO Realty Growth, Inc.	100,730	1,855,447
CubeSmart	51,109	2,185,421
SECURITY	NUMBER OF SHARES	VALUE ($)
DiamondRock Hospitality Co.	352,366	2,692,076
Digital Realty Trust, Inc.	37,164	6,374,369
EastGroup Properties, Inc.	32,834	5,567,005
Empire State Realty Trust, Inc., Class A	119,957	918,871
EPR Properties	98,748	5,499,276
Equinix, Inc.	17,923	15,930,321
Equity LifeStyle Properties, Inc.	52,544	3,340,222
Equity Residential	30,064	2,108,689
Essex Property Trust, Inc.	22,699	6,444,246
First Industrial Realty Trust, Inc.	96,130	4,751,706
Getty Realty Corp.	36,639	1,072,057
Healthpeak Properties, Inc.	30,447	530,082
Host Hotels & Resorts, Inc.	23,002	356,301
Iron Mountain, Inc.	34,400	3,395,624
LTC Properties, Inc.	62,337	2,206,107
LXP Industrial Trust	155,445	1,333,718
Omega Healthcare Investors, Inc.	127,218	4,707,066
Phillips Edison & Co., Inc.	15,813	560,729
Prologis, Inc.	95,452	10,366,087
Public Storage	17,541	5,409,820
Realty Income Corp.	30,539	1,729,118
Sabra Health Care REIT, Inc.	101,418	1,772,787
Simon Property Group, Inc.	42,271	6,893,132
SL Green Realty Corp.	20,455	1,161,230
Summit Hotel Properties, Inc.	176,522	773,166
UDR, Inc.	160,981	6,669,443
Ventas, Inc.	46,338	2,978,607
VICI Properties, Inc.	218,802	6,938,211
Welltower, Inc.	92,212	14,226,467
		156,722,725
Total Common Stocks (Cost $242,639,090)		277,498,747
Total Investments in Securities (Cost $242,639,090)		277,498,747

*	Non-income producing security.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of May 31, 2025 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$165,526,637	$—	$—	$165,526,637
Australia	—	20,012,651	—	20,012,651
Belgium	—	5,349,528	—	5,349,528
China	—	5,865,771	—	5,865,771
France	—	7,781,367	—	7,781,367
Germany	—	524,304	—	524,304
Guernsey	—	3,492,604	—	3,492,604
Hong Kong	—	8,650,644	—	8,650,644
Indonesia	—	1,056,600	—	1,056,600
Ireland	—	860,527	—	860,527
Japan	—	26,065,657	—	26,065,657
Luxembourg	—	3,883,211	—	3,883,211
Malaysia	—	3,947,395	—	3,947,395
Philippines	—	291,438	—	291,438
Singapore	—	5,758,064	—	5,758,064
Spain	—	981,842	—	981,842
Sweden	1,986,671	1,693,048	—	3,679,719
United Arab Emirates	—	6,297,924	—	6,297,924
United Kingdom	2,324,846	5,148,018	—	7,472,864
Total	$169,838,154	$107,660,593	$—	$277,498,747

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value (NAV) of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of May 31, 2025, are disclosed in the fund’s Portfolio Holdings.
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